UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2009

Tree.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34063	26-2414818
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC		28277
(Address of Principal Executive Offices)		(Zip Code)

(704) 541-5351

(Registrant’s Telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On May 1, 2009, the Company announced financial results for the first quarter ended March 31, 2009.  A copy of the press release is furnished as Exhibit 99.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2009, the Company entered into an Option Cancellation Agreement with Douglas R. Lebda, the Chairman and Chief Executive Officer of the Company, pursuant to which Mr. Lebda surrendered for cancellation in its entirety a stock option award to purchase 589,850 shares of the Company’s common stock at an exercise price of $25.43 per share.  A copy of the Option Cancellation Agreement is filed herewith as Exhibit 10.1.

Item 8.01.              Other Events.

On April 28, 2009, the Company held its 2009 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company approved the

Second Amended and Restated Tree.com, Inc. 2008 Stock and Annual Incentive Plan (the “Stock Plan”).  A summary description of the Stock Plan is set forth on pages 15 through 20 of the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 19, 2009, which description is incorporated herein by reference.  Such description is qualified in its entirety by reference to the complete terms and conditions of the Stock Plan, a copy of which is filed herewith as Exhibit 10.2.  Also at the Annual Meeting, the stockholders of the Company elected the slate of directors recommended by the Board of Directors and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Option Cancellation Agreement dated April 28, 2009 between Douglas R. Lebda and Tree.com, Inc.

10.2	Second Amended and Restated Tree.com, Inc. 2008 Stock and Annual Incentive Plan

99	Press release, dated May 1, 2009, with respect to the Company’s financial results for the first quarter ended March 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREE.COM, INC.

Date: May 1, 2009	By:	/s/ Matthew Packey
Name: Matthew Packey
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Option Cancellation Agreement dated April 28, 2009 between Douglas R. Lebda and Tree.com, Inc.

10.2	Second Amended and Restated Tree.com, Inc. 2008 Stock and Annual Incentive Plan
99	Press release, dated May 1, 2009, with respect to the Company’s financial results for the first quarter ended March 31, 2009